Investor Presentation As of September 30, 2025 Exhibit 99.1

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB” or the “Company”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts, including without limitation all statements relating to FUSB’s future financial and operational results, are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements and cause actual results to differ materially from those projected in such forward-looking statements are identified in the public filings made by the Company with the SEC, and forward-looking statements contained in this presentation or in other public statements of the Company or its senior management should be considered in light of those factors. Such factors may include risks related to the Company's credit, including that if loan losses are greater than anticipated; the increased lending risks associated with commercial real estate lending; potential weakness in the residential real estate market: liquidity risks; the impact of national and local market conditions on the Company's business and operations; the rate of growth (or lack thereof) in the economy generally and in the Company’s service areas; the effects of significant changes to the structure and operations of the federal government; strong competition in the banking industry; the impact of changes in interest rates and monetary policy on the Company’s performance and financial condition; the effects of fiscal challenges facing the U.S. government or any potential government shutdown; the impact of technological changes in the banking and financial service industries and potential information system failures; cybersecurity and data privacy threats; the risks and challenges presented by the development and use of artificial intelligence (“AI”); the costs of complying with extensive governmental regulation; the impact of changing accounting standards and tax laws on the Company's allowance for credit losses and financial results; the possibility that acquisitions may not produce anticipated results and result in unforeseen integration difficulties; and other risk factors described from time to time in the Company’s public filings, including, but not limited to, the Company’s most recent Annual Report on Form 10-K. Relative to the Company’s dividend policy, the payment of cash dividends is subject to the discretion of the Board of Directors and will be determined in light of then-current conditions, including the Company’s earnings, leverage, operations, financial conditions, capital requirements and other factors deemed relevant by the Board of Directors. In the future, the Board of Directors may change the Company’s dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity, tangible common equity to tangible assets, pre-tax pre-provision net revenue, and pre-tax pre-provision net revenue to average assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data presented herein have not been audited by FUSB’s independent registered public accounting firm.

Contents Corporate Profile 5 Strategic Focus 8 3Q2025 Highlights 11 Deposit Composition 12 Loan Portfolio Trends 13 Asset Quality Trends 18 Recent Financial Trends 20 5 Year Financial Trends 23 Risk Management – Capital, Liquidity and Market Sensitivity 26 Appendix: Non-GAAP Reconciliation 29

Company Founded: 1952 Headquarters: Birmingham, AL First US Bank: 15 Branches / 2 LPOs Total Assets: $1,147 million Total Loans: $868 million Total Deposits: $1,002 million Loans to Deposits: 87% Exchange: Nasdaq: FUSB Stock price: $12.02 Tangible BV: $16.79 per share (1) Price to TBV: 72% Market Cap: $69.3 million Annualized Dividend: $0.28(2) Annualized Dividend Yield: 2.33% Information as of 9/30/2025 Calculations of tangible balances and measures are included in the Appendix. (2) During 4Q2024, FUSB’s quarterly dividend was increased to $0.07 per share.

Corporate Profile

Senior Leadership Team



James F. House
President and Chief Executive Officer

Tenure at FUSB began in 2011

- Veteran banker with SouthTrust Bank for 31 years
- Business consultant 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues
- Florida Division President with BankTrust from 2009 to 2011



Thomas S. Elley
SEVP, Chief Financial Officer & Chief Investment Officer

Tenure at FUSB began in 2013

- CPA holding various positions with Deloitte & Touche LLP over 13-year period
- Previous banking positions with Regions Financial Corp., Iberiabank Corp., and SouthTrust Bank
- MBA



Eric H. Mabowitz
SEVP, Chief Risk, Compliance & CRA Officer

Tenure at FUSB began in 2008

- Veteran Risk and Operations manager with 36 years of experience
- Previous banking positions with Premier Bank, First Community Bank, and Renasant Bank
- MBA



Phillip R. Wheat
SEVP, Chief Information and Consumer Banking Officer

Tenure at FUSB began in 2013

- Veteran IT and Operations manager with 34 years of experience
- Experienced in acquisitions, branding, cost mitigation, cyber security, and digital transformation



J. Scott Cox
EVP, Senior Commercial Lending Executive

Tenure at FUSB began in 2025

- 27-year career as Commercial Banker/Leader
- Previous banking positions with BBVA Compass and Wachovia Bank
- 3 years of experience as a small business owner/operator



William C. Mitchell
SEVP, Senior Consumer Lending Executive

Tenure at FUSB began in 1997

- Veteran consumer lender with 38 years of lending experience
- CEO and President of Acceptance Loan Company, Inc. (former Bank Subsidiary) from 2007 to 2019

FIRST US | BANCSHARES, INC.
6

Corporate Profile First US Bank – Branch and LPO Location Map Retail Banking Centers Loan Production Offices Retail Banking Center (Under Construction)

` PRIMARY GOALS Grow EPS, ROA and ROE Consistent, diversified loan and deposit growth Adherence to strong credit culture Effective expense control LENDING FOCUS EXPENSE CONTROL LONGER TERM GROWTH EFFORTS Adherence to commercial lending fundamentals: cash flow, debt service coverage and loan-to-value considerations Avoid speculative lending on land and development Maintain continuous loan review and loan grading system Consumer lending focused on higher credit scores and geographic and product diversification Strategic Focus Objective: Increase franchise value Maintain strong core deposit franchise while being responsive to the interest rate environment Expand use of current digital offerings among customer base to optimize branch footprint Improve efficiency through process improvement and scale Grow loan production offices to levels that support limited branching Leverage digital banking offerings to expanded customer base Consider acquisitions to enter new growth markets

Strategic Focus Building and Maintaining a Diversified Balance Sheet Loan Composition as of 9/30/2025 Deposit Composition as of 9/30/2025

Strategic Focus A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

Earnings Trends Diluted EPS of $0.32, compared to $0.03 in 2Q2025 and $0.36 in 3Q2024 Quarter-over-quarter earnings improvement resulted from significant reduction in the provision for credit losses on loans and leases, and to a lesser extent, improvement in net interest income and margin Reduction from 3Q2024 resulted from higher non-interest expense and the provision for credit loss on loans, partially offset by improved net interest income Net interest margin improved to 3.60% in 3Q2025 (matching 3Q2024), compared to 3.59% in 2Q2025 Non-interest income remained consistent at $0.9 million in 3Q2025, compared to $0.8 million in 2Q2025 and $0.9 million in 3Q2024 Non-interest expense of $7.4 million remained consistent with 2Q2025, up from $7.0 million in 3Q2024 3Q2025 pre-tax pre-provision net revenue increased by 7.1% compared to 2Q2025, remaining consistent with 3Q2024(1) Balance Sheet Trends Nonperforming assets as a percentage of total assets decreased to 0.19% in 3Q2025, compared to 0.33% in 2Q2025 and 0.60% in 3Q2024 Loan volume decreased by $3.9 million in 3Q2025, with year-to-date loan growth up $44.5 million, or 5.4%. Year-to-date growth driven primarily by consumer indirect, multi-family residential real estate and C&I Deposits increased by $15.6 million, or 1.6%, in 3Q2025, bringing year-to-date deposit growth to $29.9 million Core deposits as a percentage of total deposits increased to 83.6% as of September 30, 2025, compared to 82.7% as of June 30, 2025, down from 86.1% as of December 31, 2024 Tangible book value of $16.79 as of September 30, 2025, a 2.3% increase since June 30, 2025, and a 4.9% increase since December 31, 2024 Accumulated Other Comprehensive Loss was 1.5% of tangible common equity as of September 30, 2025, compared to 2.2% as of June 30, 2025, and 4.8% as of December 31, 2024 3Q2025 Highlights Calculations of pre-tax pre-provision net revenue are included in the Appendix.

Deposit Composition A Stable Core Deposit Base

Loan Portfolio Trends Quarterly Growth by Category

Loan Portfolio Trends Non-Residential CRE and Construction Portfolio Breakdown Non-Residential CRE Breakdown as of 9/30/2025 Construction Breakdown as of 9/30/2025 Non-owner occupied office consists of 18 loans with an average loan size of $1.9 million. The properties are located in Tuscaloosa, AL, Birmingham, AL, and Chattanooga, TN.

Loan Portfolio Trends Indirect Portfolio This portfolio segment includes loans secured by collateral purchased by consumers in retail stores with whom the Company has an established relationship to provide financing if applicable underwriting standards are met. The collateral securing these loans includes boats, recreational vehicles/campers, horse trailers and cargo trailers. Weighted average portfolio yield of 6.13% in 3Q2025 Weighted average credit score of 782 (total portfolio) and 798 (loans funded during the nine months ended 9/30/25) Enhances geographic and collateral diversification of the loan portfolio Portfolio provided $206.0 million in collateral value pledged to the Federal Reserve as of 9/30/25 Indirect Lending Currently Conducted in 17 States: Alabama Arkansas Florida Georgia Indiana Iowa Kansas Kentucky Mississippi Missouri Nebraska North Carolina Oklahoma South Carolina Tennessee Texas Virginia

Loan Portfolio Trends Indirect Portfolio Breakdown Indirect by Collateral as of 9/30/2025(1) Indirect by State as of 9/30/2025(1)(2) (1) Dollars in thousands (2) Represents state in which the participating dealer operates

Loan Portfolio Trends Fixed vs Variable and Contractual Loan Maturities While the Indirect portfolio has contractual maturities of up to 15 years, the weighted average term to payoff has trended at approximately 5 years.

Asset Quality Trends Annualized Net Charge-offs and ACL on Loans and Leases While no portion of the allowance for credit losses (“ACL”) is in any way restricted to any individual loan or group of loans and the entire allowance is available to absorb losses from any and all loans, the table above shows an allocation of the ACL as of the periods presented. (2) Net charge-offs as a percentage of average loans in the prior years were as follows: 0.14% (2023), 0.30% (2022), 0.16% (2021)

Asset Quality Trends Nonperforming Assets and Nonperforming Loans Nonperforming Assets (1) Nonperforming Loans (2) Nonperforming assets: nonaccrual loans and OREO Nonperforming loans: nonaccrual loans

Recent Financial Trends 5 Quarter Annualized Net Interest Margin Average rate including both interest-bearing and non-interest-bearing deposits Average rate on all interest-bearing liabilities and non-interest-bearing deposits

Recent Financial Trends Profitability Metrics – 5 Quarter Trend (1) Calculations of tangible balances and measures are included in the Appendix

Recent Financial Trends Balance Sheet Metrics – 5 Quarter Trend

5 Year Financial Trends Profitability Metrics Calculations of tangible balances and measures are included in the Appendix The amount presented for 2025 represents the trailing 12 months (“TTM”) as of September 30, 2025

5 Year Financial Trends Balance Sheet Metrics

5 Year Financial Trends Share Price vs. Tangible Book Value (72% as of 9/30/2025)(1) (1) Calculations of tangible balances and measures are included in the Appendix.

Risk Management Equity Capital – 5 Quarter Trend (1) Calculations of tangible balances and measures are included in the Appendix.

Risk Management Managing Liquidity and Investment Risk Summary of Securities Portfolio The portfolio is structured with relatively short expected average lives in order to enhance liquidity Weighted average book yield was 3.65% in 3Q2025 Expected average life of securities in the portfolio was 4.2 years 99.7% of the portfolio is available for sale; 0.3% is HTM Net unrealized loss (AFS and HTM) totals 1.2% of amortized cost and 1.9% of Tier 1 Capital Readily Available Liquidity Table below represents readily available sources of liquidity, including cash and cash equivalents, federal funds sold, securities purchased under reverse repurchase agreements, investment securities and other liquidity sources Non-GAAP measure that management views as beneficial to the overall understanding of the Company’s liquidity position – should be considered as a supplement to GAAP-based liquidity measures Calculations are intended to reflect minimum levels of liquidity readily available Compares favorably to estimated uninsured deposits: September 30, 2025: $220.2 million, or 22.0% of total deposits December 31, 2024: $216.8 million, or 22.2% of total deposits

Risk Management Interest Rate Sensitivity The following table summarizes the forecasted impact on net interest margin and net interest income using a base case scenario given immediate upward and downward shocks in interest rates of 100, 200 and 300 basis points (“bps”) based on forecasted assumptions of prepayment speeds, nominal interest rates and loan and deposit repricing rates. Estimates are as of September 30, 2025, and are based on economic conditions at that time, historical interest rate cycles and other factors deemed by management to be relevant.

Appendix Non-GAAP Reconciliations

Appendix Pre-tax Pre-provision Net revenue (“PPNR”) NOTE: PPNR is a non-GAAP supplemental measure of profitability that management believes provides a means to effectively measure the Company’s core operating profitability on a trended basis. It should be used only as a supplement to other earnings measures defined by GAAP.

Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders’ equity (c)

Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

www.fusb.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200